SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

Community Financial Shares, Inc.

(Name of Registrant as Specified In Its Charter)

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COMMUNITY FINANCIAL SHARES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 25, 2011

Dear Stockholders of COMMUNITY FINANCIAL SHARES, INC.:

You are cordially invited to attend the annual meeting of stockholders of COMMUNITY FINANCIAL SHARES, INC. (the “Company”) to be held on Wednesday, May 25, 2011, at 7:00 p.m., local time, at Community Bank-Wheaton/Glen Ellyn, 357 Roosevelt Road, Glen Ellyn, Illinois.

A Proxy Statement and Proxy Card for the annual meeting accompany this notice. The annual meeting is for the purpose of considering and acting upon the following:

1.	Election of each of the directors of the Company to serve for a term of one year;

2.	Approval of a non-binding resolution to approve the compensation of the Company’s named executive officers;

3.	Ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011; and

4.	Any adjournment or postponement of the annual meeting.

Your Board of Directors recommends that you vote in favor of the proposals set forth in the accompanying Proxy Statement.

Only stockholders of record at the close of business on April 6, 2011 may vote at the annual meeting or any adjournment or postponement thereof.

The Company’s audited financial statements are included in the Company’s Annual Report on Form 10-K which is enclosed for your convenience.

It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the annual meeting, please act promptly by marking, signing and dating the enclosed Proxy Card and returning it in the postage-paid envelope provided. As described more fully in the accompanying Proxy Statement, if you attend the meeting, you may vote your shares in person, even if you have previously submitted a written proxy.

By Order of the Board of Directors,

/s/ Christopher P. Barton

Christopher P. Barton
Secretary

Glen Ellyn, Illinois

First mailed on or about April 15, 2011

Community Financial Shares, Inc.

357 Roosevelt Road

Glen Ellyn, Illinois 60137

PROXY STATEMENT FOR ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON MAY 25, 2011

The Board of Directors (the “Board”) of Community Financial Shares, Inc. (the “Company”) is providing this Proxy Statement to you in connection with the solicitation of proxies by the Board for the Company’s 2011 Annual Meeting of Stockholders.

You are receiving this Proxy Statement and Proxy Card from us because you were the owner of record of shares of the Company’s common stock as of April 6, 2011, the record date for the annual meeting. This Proxy Statement describes the proposals on which we would like you to vote at the annual meeting. It also gives you information so that you can make an informed voting decision. We first mailed this Proxy Statement and accompanying Proxy Card to stockholders on or about April 15, 2011.

The Company is the parent company of Community Bank-Wheaton/Glen Ellyn (the “Bank”), an Illinois state chartered bank that primarily serves the financial needs of the communities of Wheaton and Glen Ellyn. The Company’s headquarters are located at 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDERS MEETING TO BE HELD ON MAY 25, 2011

The Proxy Statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2010 are available at cfs.ilstk.com.

On this website, the Company also posts the Company’s 2010 Annual Report on Form 10-K, as filed with the U.S. Securities and Exchange Commission, including the Company’s 2010 audited consolidated financial statements.

VOTING AT THE MEETING

Date, Time and Place of the Meeting

We will hold the annual meeting at Community Bank-Wheaton/Glen Ellyn, 357 Roosevelt Road, Glen Ellyn, Illinois, at 7:00 p.m., local time, on May 25, 2011.

Who Can Vote

Record holders of the Company’s common stock at the close of business on April 6, 2011 are entitled to notice of and to vote at the meeting. On the record date, 1,245,267 shares of common stock were issued and outstanding and held by approximately 520 holders of record. Each stockholder of record is entitled to one vote per share of common stock on each matter submitted to a vote of stockholders, so long as those votes are represented at the annual meeting, either in person or by proxy.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect ten directors to serve for a term of one year. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the non-binding resolution to approve executive compensation, you may vote in favor of the proposal, against the proposal or abstain from voting. To approve the non-binding resolution, the affirmative vote of a majority of the votes represented at the annual meeting and entitled to vote at the meeting is required.

In voting on the ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of BKD LLP as our independent registered public accounting firm for the year ending December 31, 2011, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote at the annual meeting is required.

Effect of Not Casting Your Vote. The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and the broker or other entity has not received voting instructions from the beneficial owner. The ratification of BKD LLP as our independent registered public accounting firm for 2011 is currently considered a routine matter. However, the election of directors and the non-binding proposal on executive compensation are currently considered non-routine matters. As a result, if you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors or with respect to the non-binding proposal for executive compensation. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they deemed appropriate. However, amended regulations now take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Accordingly, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or on the non-binding proposal on executive compensation, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election. In counting votes with respect to the resolution to approve the compensation of the Company’s named executive officers and the ratification of the appointment of the independent registered public accounting firm, we will not count abstentions and broker non-votes cast on the proposals. Therefore, abstentions and broker non-votes will have no impact on the outcome of the proposals.

Attending the Annual Meeting, Voting by Proxy

You may attend the annual meeting and vote your shares in person. You also may choose to vote by mail by completing the enclosed Proxy Card, dating and signing it, and returning it in the postage-paid envelope provided.

If you are a stockholder whose shares are held in “street name” (i.e., in the name of a broker, bank or other record holder) you must direct the record holder of your shares how to vote your shares. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this Proxy Statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

The Company’s Board of Directors is sending you this Proxy Statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named on the enclosed Proxy Card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return a Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	FOR each of the nominees for director; and

•	FOR the non-binding resolution approving the compensation of the Company’s named executive officers; and

•	FOR the ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011, and

•	FOR any adjournment or postponement of the annual meeting.

If any matters not described in this Proxy Statement are properly presented at the annual meeting, the persons named in the Proxy Card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the Proxy Card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

How You May Revoke or Change Your Vote

You can revoke your proxy at any time before it is voted at the annual meeting by any of the following methods:

•	Submitting a later-dated proxy by mail.

•	Sending a written notice of revocation of proxy, prior to the taking of the vote at the meeting, to the Secretary of the Company at:

Community Financial Shares, Inc.

357 Roosevelt Road

Glen Ellyn, Illinois 60137

Attention: Christopher P. Barton, Secretary

Facsimile: 1-630-545-0399

•

Attending the annual meeting and voting in person, although your attendance at the annual meeting will not in and of itself revoke your proxy. You must also vote your shares at the meeting. If your shares are held in the name of a bank, broker or other record holder, you must obtain a proxy, executed in your favor, from the record holder to be able to vote at the annual meeting.

Costs of Solicitation

The Company will pay the costs of soliciting proxies. In addition to solicitation by mail, the directors, officers and employees of the Company may also solicit proxies from stockholders by telephone, telecopy, telegram, or in person. Upon request, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending the proxy materials to beneficial owners.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of ten directors who are annually elected for a one-year term. The Board of Directors has nominated William F. Behrmann, Penny A. Belke, H. David Clayton, Raymond A. Dieter, Jr., Donald H. Fischer, Robert F. Haeger, Scott W. Hamer, Mary Beth Moran, Joseph S. Morrissey and John M. Mulherin for election as directors at the annual meeting. If elected, all will serve as directors until the annual meeting of stockholders to be held in 2012 and until their successors have been duly elected and qualified.

Proxies will be voted, unless otherwise indicated, for the election of the ten nominees for director. Proxies will be voted in a discretionary manner should any nominee be unable to serve. All of the nominees are currently serving as directors of the Company and have consented to serve. At this time, the Company knows of no reason why any nominee might be unable to serve.

The Board of Directors unanimously recommends a vote FOR each of the nominees for election as directors.

Information about the nominees is set forth below. Unless otherwise indicated, each person has held his or her current occupation for the past five years. The age indicated for each individual is as of December 31, 2010. The dates shown for service as a director of the Company include service as a director of the Bank.

William F. Behrmann has been owner and President of McChesney & Miller, Inc., a grocery store and market located in Glen Ellyn, Illinois, since October 2002 and has been employed there since 1959. Age 68. Director since 1994.

Mr. Behrmann’s background offers the Board of Directors substantial small company management experience, specifically within the region in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, Mr. Behrmann offers the Board significant business experience from a setting outside of the financial services industry.

Penny A. Belke, DDS, has been a dentist and has owned and operated her practice in Glen Ellyn, Illinois since 1980. Age 59. Director since 2004.

Dr. Belke’s strong ties to the community, through her dental practice and involvement in civic organizations, provide the Board with valuable insight regarding the local business and consumer environment.

H. David Clayton, DVM, has been a veterinarian in Glen Ellyn since 1966. Dr. Clayton has been listed in Who’s Who in Veterinary Medicine and Science. He is currently President of Clayton Consulting, a veterinary management and consulting firm, and is owner of Fox Valley Veterinary Hospital, P.C. in Ottawa, Illinois. Age 71. Director since 1994.

Dr. Clayton’s experience managing a veterinary management and consulting firm affords the Board of Directors with significant small company management experience. In addition, Dr. Clayton’s strong ties with the community through his veterinary practice and involvement in civic organizations provide the Board with valuable insight regarding the local business and consumer environment.

Raymond A. Dieter, MD, has been a surgeon with the DuPage Medical Group, a surgery and health care clinic located in Glen Ellyn, Illinois, since 1969. Dr. Dieter has also been President of the Center for Surgery, an outpatient and surgery clinic located in Naperville, Illinois, since 1990. Age 76. Director since 1994.

Dr. Dieter’s strong ties to the community, through his surgical practice and involvement in civic organizations, provide the Board with valuable insight regarding the local business and consumer environment.

Donald H. Fischer has been Chairman of the Company’s Board of Directors since July 2000. Mr. Fischer has also been Chairman of the Bank’s Board of Directors since 1994. Mr. Fischer previously served as President and Chief Executive Officer of the Company from 2000 to January 2007 and was also previously President and Chief Executive Officer of the Bank from 1994 to January 2007. Age 74. Director since 1994.

Mr. Fischer’s knowledge of the Company’s and Bank’s operations, along with his extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves, affords the Board valuable insight regarding the business and operations of the Company and Bank.

Robert F. Haeger is a partner with Langan, Haeger, Vincent & Born, an Illinois insurance company located in Wheaton, Illinois. Age 61. Director since 2005.

Mr. Haeger’s insurance background provides the Board of Directors with substantial management and leadership experience with respect to an industry that complements the financial services provided by the Bank.

Scott W. Hamer was named President and Chief Executive Officer of the Company and the Bank in January 2007. Mr. Hamer previously served as Vice President, Chief Financial Officer and Assistant Secretary of the Company since April 2003 and Senior Vice President, Chief Financial Officer and Chief Operations Officer of the Bank since April 2003. Age 53. Director since 2007.

Mr. Hamer’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Company and Bank. Mr. Hamer’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to continue to serve as our President and Chief Executive Officer.

Mary Beth Moran is a certified public accountant and registered investment advisor. She has been a partner in the CPA firm of Kirkby, Phelan and Associates, located in Bloomingdale, Illinois, since 1994. Age 40. Director since 2004.

As a certified public accountant and registered investment advisor, Ms. Moran provides the Board of Directors with experience regarding accounting and financial matters.

Joseph S. Morrissey, DDS, has been a Wheaton dentist since 1969. Age 71. Director since 1994.

Dr. Morrissey’s strong ties to the community, through his dental practice and involvement in civic organizations, provide the Board with valuable insight regarding the local business and consumer environment.

John M. Mulherin is of counsel with Mulherin, Rehfeldt & Varchetto, P.C., Attorneys at Law, a professional corporation engaged in the practice of law and located in Wheaton, Illinois. Mr. Mulherin continues to practice law with Mulherin, Rehfeldt & Varchetto, P.C., but no longer has an ownership interest in the firm. Age 68. Director since 1995.

As an attorney, Mr. Mulherin effectively provides the Board with important legal knowledge and insight necessary to assess issues facing a public company.

EXECUTIVE OFFICERS

The Board of Directors annually elects the Company’s executive officers, who serve at the Board’s discretion. Below is information regarding our executive officers who are not also directors. Each executive officer has held his current position for the last five years, unless otherwise stated. The age indicated for each individual is as of December 31, 2010.

Christopher P. Barton has been Vice President and Assistant Secretary of the Company since July 2000. In March 2003, Mr. Barton assumed the duties of Secretary of the Company and the Bank. Mr. Barton has also been Senior Vice President and Assistant Secretary of the Bank since October 1998 and was named Executive Vice President of the Bank in June 2007. Mr. Barton is 52 years old.

Eric J. Wedeen has been Vice President, Chief Financial Officer and Assistant Secretary of the Company and Senior Vice President and Chief Financial Officer of the Bank since January 2007. Prior thereto, Mr. Wedeen was Vice President and Controller of Midwest Bank and Trust Company from May 2006 to January 2007 and previously was Senior Vice President and Chief Financial Officer of EFC Bancorp from December 2002 until January 2006. Mr. Wedeen is 47 years old.

Jeffrey A. Vock has been Vice President and Assistant Secretary of the Company and Senior Vice President and Chief Credit Officer of the Bank since February 2009. Prior thereto, Mr. Vock was President of Inland Bank and Trust from October 1999 until June 2008 and previously was Senior Vice President of Inland Bank and Trust from October 1999 until June 2001. Mr. Vock is 52 years old.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that all directors other than Mr. Fischer, whom we employed as President and Chief Executive Officer until January 1, 2007, and Mr. Hamer, whom we have employed as President and Chief Executive Officer since January 1, 2007, are independent under the listing requirements of the NASDAQ Stock Market and applicable federal law.

Although our common stock is traded on the over-the-counter market and is not presently listed on the NASDAQ Stock Market or listed on a national securities exchange, and as such is not subject to the corporate governance requirements of NASDAQ, the New York Stock Exchange or otherwise, we firmly believe that sound corporate governance is in our best interest and that of our stockholders. To that end, the Board of Directors has adopted the definition of director independence that is set forth in NASDAQ’s listing standards. There are no Company directors currently serving as a director of any other public company. In determining the independence of its directors, the Board of Directors considered transactions, relationship or arrangements between the Company, the Bank and its directors that were not required to be disclosed in this Proxy Statement under the heading “Review, Approval or Ratification of Transactions with Related Persons,” including loans that the Bank directly or indirectly made to directors Behrmann, Belke, Haeger, Hamer, Moran and Mulherin. All loans made by the Bank to related persons have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank. Director Mulherin is of-counsel with Mulherin, Rehfeldt & Varchetto, a professional corporation engaged in the practice of law, and has provided regular legal counsel to the Company and the Bank in the ordinary course of business. Fees paid to Mulherin, Rehfeldt & Varchetto in 2010 totaled $13,695. Director Haeger is a Principal with Langan, Haeger, Vincent & Born and has provided Directors and Officers Liability, property/casualty and auto coverage to the Bank in the ordinary course of business. General insurance coverage paid to Langan, Haeger, Vincent & Born in 2010 totaled $69,057. We believe that the fees paid to Mulherin, Rehfeldt & Varchetto and Langan, Haeger, Vincent & Born were based on normal terms and conditions as would apply to unaffiliated clients of those firms.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors of the Company has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer will enhance Board independence and oversight. Moreover, the separation of the Chairman of the Board and President and Chief Executive Officer will allow the President and Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Donald H. Fischer serves as Chairman of the Board of the Company and Scott W. Hamer serves as President and Chief Executive Officer of the Company.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the board, as a whole and through its committees, has the responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior Management attends the board meetings and is available to address any questions or concerns raised by the board on risk management and any other matters. The Chairman of the Board and independent members of the board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Shareholder Communication with Directors

Stockholders may communicate directly with members of the Company’s Board of Directors by mail addressed to the full Board of Directors, a specific member or to a particular committee of the Board of Directors at Community Financial Shares, Inc., 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

Corporate Governance Guidelines

The Board of Directors has adopted corporate governance guidelines to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board of Directors, the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Business Conduct and Ethics, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations, In addition, the Code of Business Conduct and Ethics is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS

WITH RELATED PERSONS

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee, although the Bank does not currently have such a program in place. Aside from lending relationships, the Company and the Bank, in the ordinary course of business, also periodically transact business with entities in which the Company’s directors have a material interest. For more information on these transactions, see “Corporate Governance—Director Independence” above.

The Board of Directors periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of determining whether the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulation and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Business Conduct and Ethics, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (1) owning a material financial interest in a competitor of the Company or an entity that does business or seeks to do business with the Company; (2) being employed by, performing services for, serving as an officer of, or serving on the Board of Directors of any such entity; (3) making an investment that could compromise an individual’s ability to perform his or her duties to the Company; and (4) having an immediate family member who engages in any of the activities identified above.

The aggregate outstanding balance of loans by the Bank to directors, executive officers and their related parties was $3,354,742 at December 31, 2010. All loans made by the Bank to related persons have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank.

MEETINGS AND COMMITTEES OF THE BOARD

Information Regarding Board of Directors and Committees

The Company’s Board of Directors has four standing committees: the Executive Committee, Compensation Committee, Nominating Committee and Audit Committee.

Meetings of the Board of Directors

The Board of Directors held fifteen meetings in 2010. All directors attended at least three-fourths of the aggregate number of meetings of the Board and Board Committees in which they were eligible to attend in 2010. The Company encourages members of its Board of Directors to attend the Company’s Annual Meeting of Stockholders. Nine directors attended the Annual Meeting of Stockholders held on May 26, 2010.

Board Committees

Executive Committee

The independent directors of the Company meet periodically as the Executive Committee of the Board, as circumstances warrant. The function of the Executive Committee is to consider in executive session any matters where management may have a personal interest. The Executive Committee did not meet in 2010.

Nominating Committee

The Nominating Committee of the Board of Directors is comprised of John M. Mulherin, Donald H. Fischer, Joseph S. Morrissey, William F. Behrmann and H. David Clayton, with Mr. Mulherin serving as Committee Chairman. The Nominating Committee is responsible for nominating qualified candidates for Board membership and recommending to the Board the directors to serve on each committee of the Board. Each member of the Nominating Committee is independent, other than Mr. Fischer; and the committee meets independently of Mr. Fischer when considering matters relating to his Board service.

The Nominating Committee held two meetings in 2010. All of the current nominees for election as directors were nominated by the Nominating Committee and approved for submission to the stockholders by the current Board of Directors. No person recommended any nominee other than in his capacity as a member of the Nominating Committee. The Company’s Board of Directors adopted a written Nominating Committee Charter. A copy of the Nominating Committee Charter is available in the Investor Relations: section of the Bank’s Website at http://www.cbwge.com.

In evaluating candidates for Board membership, the Nominating Committee assesses the contribution that the candidate’s skills and expertise, together with his or her knowledge of the markets served by the Company’s operations, will make with respect to the Company’s strategy and operations. Final consideration of the nominees is conducted by the entire Board. The Board will also consider the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s shareholders, employees, clients and communities.

Audit Committee

The Audit Committee is comprised of William F. Behrmann, Mary Beth Moran, John M. Mulherin and Joseph S. Morrissey, with Dr. Morrissey serving as Committee Chairman. The Board of Directors has determined that Mrs. Moran is an “audit committee financial expert” as that term is defined by the applicable rules and regulations of the Securities and Exchange Commission. The Board of Directors has examined the composition of the Audit Committee in light of applicable federal law and the rules of the NASDAQ Stock Market governing audit committees, and has confirmed that all members of the Audit Committee are “independent” within the meaning of those rules. The Audit Committee held four meetings during 2010. The Audit Committee operates pursuant to a written charter that has been approved by the Board of Directors. A copy of the Audit Committee Charter is available in the “Investor Relations” section of the Bank’s Website at http://www.cbwge.com.

Compensation Committee

The Compensation Committee is comprised of William F. Behrmann, Donald H. Fischer, Raymond A. Dieter, Penny A. Belke and Joseph S. Morrissey, with Dr. Dieter serving as Committee Chairman. The Committee meets independently of Mr. Fischer in matters involving his compensation. The Compensation Committee held four meetings in 2010.

The Compensation Committee reviews executive compensation and performance and establishes compensation policies and incentives. Duties of the Compensation Committee include the responsibility to establish base salary, incentive compensation and any other compensation for Company officers. Chairman Fischer and President Hamer have a role in determining or recommending the amount or form of executive and director compensation. The Company’s Board of Directors has not adopted a written Charter for the Compensation Committee, but the Compensation Committee does follow guidelines established by the Board of Directors.

Compensation Committee Interlocks and Insider Participation

Mr. Fischer served as Chairman of the Company during 2010 and also served as a member of the Compensation and Nominating Committees. He continues to serve on these committees in 2011 and also holds title of Chairman of the Company. The other members of the Compensation and Nominating Committees are independent directors.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2010.

We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Those Charged with Governance as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and have discussed with the independent registered public accounting firm the firm’s independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

Management is responsible for the Company’s financial reporting process including its systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principals. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures and, therefore, our discussions with management and the independent auditors do not assure that the financial statements are presented in accordance with generally accepted accounting principals. We have relied, without independent verification, on management’s representation that the financial statements have been prepared in conformity with U.S. generally accepted accounting principals and on the representations of the independent auditors included in their report on the Company’s financial statements.

William F. Behrmann	Mary Beth Moran

Joseph S. Morrissey	John M. Mulherin
Chairman

EXECUTIVE COMPENSATION

2010 Summary Compensation Table

The following information is furnished for the principal executive officer and the next two most highly compensated executive officers of the Company (our named executive officers) whose total compensation for the year ended December 31, 2010 exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Options (1)($)	Restricted Stock Unit Award($)		Change in Pension Value and Non-qualified Deferred Compensation Earnings (2)($)	All Other- Compensation (3)($)	Total ($)
Scott W. Hamer President & Chief Executive Officer Community Financial Shares, Inc.	2010	188,000	—	—	47,000	(4)	2,607	32,485	223,092	(4)
	2009	188,000	30,000	—	—		1,175	41,039	260,214
	2008	188,000	18,800	—	—		1,052	36,150	245,508

Jeffrey A. Vock Vice President, Assistant Secretary Community Financial Shares, Inc.	2010	140,000	12,000	—	—		—	9,289	161,289
	2009	140,000	19,250	5,170	—		—	5,796	170,216

Christopher P. Barton Vice President & Secretary Community Financial Shares, Inc.	2010	135,460	5,000	—	—			8,652	149,112
	2009	135,460	22,382	—	—		—	7,678	165,520
	2008	135,460	17,589	—	—		—	7,399	160,448

(1)

These amounts reflect the aggregate grant date fair value for outstanding stock option awards granted during the year indicated, computed in accordance with FASB ASC Topic 718. For information on the assumptions used to compute the fair value, see note 14 to the consolidated financial statements. The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, there is no assurance that the value realized by an executive officer will be at or near the value estimated above. Mr. Hamer had 500 options vest at a fair value of $3.23 and 50 options vest at a fair value of $4.28 in 2010. Mr. Vock had 200 options vest at a fair value of $2.35 in 2010.

(2)	Represents Mr. Hamer’s change in pension value and nonqualified deferred compensation earnings in 2010 under the Director’s Retirement Plan.
(3)

Represents perquisites and other compensation and benefits received in 2010 as follows: Mr. Hamer – directors’ fees totaling $13,800, club dues and fees totaling $17,299 and use of Company-owned automobile valued at $1,386; Mr. Barton - use of Company-owned automobile valued at $8,652; and Mr. Vock – use of Company-owned automobile valued at $9,289.

(4)

Mr. Hamer was awarded 5,875 restricted stock units on February 17, 2010. Each unit represented the right to receive one share, or the cash-equivalent of one share, of Company common stock in accordance with the Long-Term Restricted Stock Unit Agreement entered into between the Company and Mr. Hamer on February 17, 2010. As a condition of the award, Mr. Hamer was given certain performance-based criteria that must be achieved by December 31, 2010. Mr. Hamer did not meet the performance-based criteria and all 5,875 units were forfeited on December 31, 2010. The $47,000 is not included in Mr. Hamer’s 2010 total compensation for this reason.

Other Compensatory Arrangements

The Bank currently maintains change-in-control agreements with Donald H. Fischer, Scott W. Hamer, Christopher P. Barton, Jeffrey A. Vock and Eric J. Wedeen. For more information on these agreements, see “Potential Payments Upon Change in Control” below.

On December 31, 2006, the Company’s Board of Directors approved a compensation package for Scott W. Hamer in connection with Mr. Hamer’s appointment as President and Chief Executive Officer of the Company and the Bank. The compensation package, which was effective January 1, 2007, included an annual salary of $180,000 and membership dues at a local country club. Additionally, the package provided that Mr. Hamer would continue to be eligible for a possible annual bonus equal to up to 25% of his yearly salary, and would continue to receive as other perquisites an automobile allowance and the opportunity to participate in the benefit programs generally maintained by the Company for the benefit of its employees. Mr. Hamer’s compensation arrangement was not memorialized in a written contract.

Grants of Plan Based Awards

The following table provides information concerning all restricted stock and stock option awards granted to the named executive officers in 2010.

Name	Grant Date	Number of Shares of Stock or Units	Number of Securities Underlying Options	Exercise or Base Price of Options Awards	Grant Date Fair Value of Stock Awards, Units or Options (1)(2)

Scott W. Hamer	02/17/2010	5,875	—	—	$47,000

Jeffrey A. Vock	—	—	—	—	—

Christopher P. Barton	—	—	—	—	—

(1)

Sets forth the grant date fair value of restricted stock unit awards calculated in accordance with FASB ASC Topic 718. The grant date fair value of all stock awards is equal to the number of awards multiplied by $8.00; the closing price of the Company’s common stock on the grant date.

(2)

Each restricted stock unit represents the right to receive one share, or the cash equivalent of one shares of Company common stock. The restricted stock units will vest on the earlier of: (i) February 17, 2012; (ii) the date of Mr. Hamer’s death; (iii) the date of Mr. Hamer’s disability; (iv) the effective date of a change in control event with respect to the Company; or (v) immediately prior to the closing of a change in control event with respect to Community Financial Shares, Inc. Under certain circumstances, the number of restricted stock units may be adjusted as of December 31, 2010 to reflect the forfeiture of some or all of the restricted stock units should Mr. Hamer not meet certain performance-based criteria established by the Company.

Outstanding Equity Awards at Fiscal Year-End 2010

The following table provides information concerning exercisable options and unexercised options that have not vested for each named executive officer outstanding as of December 31, 2010. The table also discloses the exercise price and the expiration date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END DECEMBER 31, 2010

OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Unit of Stock That Have Not Vested (#)(1)	Market Value of Shares or Unit of Stock That Have Not Vested ($)(1)
Scott W. Hamer	3,100	1,300	$17.50	4/21/2013	0	$0.00
Scott W. Hamer	200	600	$23.00	3/26/2017	N/A	N/A
Jeffrey A. Vock	400	1,800	$14.00	2/18/2019	N/A	N/A

(1)

Mr. Hamer was awarded 5,875 restricted stock units on February 17, 2010. Each unit represented the right to receive one share, or the cash-equivalent of one share, of Company common stock in accordance with the Long-Term Restricted Stock Unit Agreement. As a condition of the award, Mr. Hamer was given certain performance based criteria that must be achieved by December 31, 2010. Mr. Hamer did not meet the performance based criteria and all 5,875 units were forfeited on December 31, 2010.

Pension Benefits / Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation

The Company maintains a Profit Sharing/401(k) Plan, which is a combination of 401(k) deferrals by the employees, matching by the Company and “profit sharing” contributions by the Company, to give employees the opportunity to save for retirement on a tax-deferred basis. Total 401(k) deferrals in any taxable year may not exceed the dollar limit that is set by law. In 2010 this amount was $16,500 and $22,000 for those over the age of 50. Each year the Company may contribute matching profit sharing contributions for its employees. In 2010 the Company did not make contributions to any of the named executive officer’s individual Profit Sharing/401(k) Plan.

Potential Payments Upon Change In Control

The Bank is a party to change-in-control agreements with Messrs. Fischer, Hamer, Barton, Vock and Wedeen. The letter agreements provide for enumerated benefits to be provided by the Bank to the executive officers upon the occurrence of certain events within 18 months after a change of control of the Company or the Bank.

Each letter agreement provides for the payment of severance benefits, if, at any time within 18 months following a change of control, the officer’s employment is terminated as a result of (i) his disability, death or retirement pursuant to any retirement plan or policy of the Bank of general application to key employees; (ii) the essential elements of the officer’s position being materially reduced without good cause, each without the officer’s voluntary consent; (iii) a material reduction in the officer’s aggregate compensation, not related to or resulting from documented, diminished performance; or (iv) the officer being required to regularly perform services at a location which is greater than 50 miles from his principal office at the time of the change of control.

The severance benefits to be provided are an immediate lump-sum cash payment equal to nine months of the terminated executive’s current annual salary, exclusive of periodic bonus compensation, plus any unused earned vacation time and continued medical and life insurance coverage to the officer and his family for a maximum of nine months. Upon termination of the insurance coverage, the officer is entitled to exercise the policy options normally available to the Bank’s employees upon termination of employment (for example, the officer may elect to continue coverage under COBRA).

The Company entered into the change-of-control agreements because if a change of control should occur, the Company wants its executives to be focused on the business of reorganization and the interests of shareholders. In addition, the Company believes the agreements are consistent with market practice and assist the Company in retaining its executive talent. The form of the change-of-control agreements has been filed as Exhibit 10 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002.

On December 15, 2008, the Bank amended Messrs. Hamer’s and Barton’s change-in-control agreements and on February 25, 2009 the Bank amended Mr. Vock’s change-in-control agreement to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations and guidance issued with respect to Section 409A of the Code.

Impact of Restrictions on Executive Compensation for TARP Participation

The American Recovery and Reinvestment Act of 2009 required the department of the Treasury to establish additional standards for executive compensation for participants in the TARP Capital Purchase Program, such as the Company. These standards include a prohibition on making any severance payment to a named executive officer or any of the next five most-highly compensated employees and a prohibition on paying or accruing any bonus, retention award or incentive compensation to, in the case of the Company, at least the most highly compensated employee, other than certain restricted stock awards. These compensation standards may require the named executive officers to forego all of the payments described below or to receive a lesser amount of what is permitted under the existing contracts or plans.

DIRECTOR COMPENSATION

The following table provides information with respect to the compensation of our directors other than those who serve as named executive officers during the fiscal year ended December 31, 2010. No director listed in the table below was granted any restricted stock or option awards in fiscal 2010.

	Fees Earned Paid in Cash ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)
William Behrmann	—	19,410	—	19,410
Penny Belke	600	16,915	—	17,515
H. David Clayton	12,000	9,965	—	21,965
Raymond Dieter	—	18.725	—	18,725
Donald H. Fischer	6,300	12,447	4,713	23,460
Robert Haeger	15,075	3.220	—	18,295
Mary Beth Moran	15,375	1,991	—	17,366
Joseph Morrissey	—	20,157	—	20,157
John Mulherin	17,475	4,230	—	21,705

(1)

The amount in this column represents the aggregate increase in the present value of each director’s accumulated benefit under the Director’s Retirement Plan. Also, included in this column are the earnings and fees deferred by the Director under the Company’s voluntary deferred compensation plan.

(2)	Represents country club dues.

Directors of the Company were paid a fee of $800 for each Board meeting attended in 2010. In addition, directors were paid an annual retainer of $1,800. Committee fees of $75 were paid to those directors who attended any of the committee meetings. No changes have been made to the Board fee structure for 2011.

The Company maintains a voluntary deferred compensation plan in which directors may defer receipt of any part or all of their respective directors fees, including retainer and committee fees. The deferred fees are credited to an account for the director, which is also credited with an amount determined by multiplying the balance of the account by a rate of interest adjusted annually. The interest amount is credited on December 31 of each year. Equal installment payments over 120 months commence on the first day of the calendar month following the director’s separation from service.

Non-employee directors of the Company are eligible to receive options to purchase shares of common stock under the Company’s Stock Option Plan. The Company’s historical practice has been to grant each non-employee director an option to purchase 750 shares of common stock at the time he or she was first elected or appointed as a director of the Company. As required by the terms of the Stock Option Plan, the exercise price of all options is the market value of the common stock on the date of the grant. The Company’s historical practice has been to have non-employee director options become exercisable in annual cumulative installments, commencing one year from the date of grant, with full vesting occurring on the fifth anniversary of the date of grant. As required by SEC regulations, grants of stock options are valued at the grant date fair value computed in accordance with FAS 123(R). All options granted to directors are fully vested with the exception of the options held by Mr. Hamer. The expense incurred by the Company for vesting that occurred in 2010 is disclosed in the table.

The directors of the Company also participate in the Directors’ Retirement Plan. During the term of a director’s service, the Company accrues an amount calculated by combining the annual director’s fee when the board member joined the board with the number of years expected to serve before retirement (assumed at age 75.) If a director retires prior to age 75, accrued benefits are prorated based on years of service. If a director retires after age 75 (or after 13 years of service) 100% of the accrued benefits are paid out in 120 equal monthly installments, or, at the retired director’s election, in a lump sum discounted at 6%. In the event of a director’s death, the Company has the option to pay the accrued benefits in 120 equal monthly installments or a non-discounted lump sum. In the event of a director’s disability that prevents further service, the accrued benefits are paid out in 120 equal monthly installments. The Directors Retirement Plan was filed as Exhibit 10 to the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2000.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The American Recovery and Reinvestment At of 2009 requires the Company to permit a non-binding advisory vote on the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement, during the period in which any obligation arising from the Company’s participation in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program remains outstanding.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” the endorsement of the non-binding resolution to approve the compensation of the Company’s named executive officers.

PROPOSAL 3 – RATIFICATION OF BKD LLP AS INDEPENDENT AUDITORS

The Audit Committee has recommended the appointment of BKD LLP as our independent registered public accounting firm for the year ending December 31, 2011 and our stockholders are asked to approve the appointment of BKD LLP as our independent registered public accounting firm for the year ending December 31, 2011 at the annual meeting.

We expect that one or more representatives of BKD LLP will be present at the annual meeting. Each of these representatives will have the opportunity to make a statement, if he or she desires, and is expected to be available to respond to any questions.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of BKD LLP as our independent registered public accounting firm for the year ending December 31, 2011.

Registrant’s Certifying Accountant

BKD LLP serves as our external auditor and was engaged in 2003 as our independent registered public accounting firm. Crowe Horwath, our internal auditor, has expanded our internal audit procedures and reviews key internal controls.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The consolidated financial statements of the Company for the year ended December 31, 2010 have been examined by BKD LLP, the Company’s independent registered public accounting firm in 2010. The Company’s Audit Committee has selected BKD LLP to be the Company’s independent registered public accounting firm for the year ending December 31, 2011, subject to stockholder ratification at the annual meeting. In addition, Crowe Horwath, an independent registered public accounting firm, has been selected by the Company’s Audit Committee to conduct the Company’s internal audit for 2011.

Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2010 and December 31, 2009 by BKD LLP:

	2010	2009

Audit Fees(1)	$58,000	$80,000
Tax Fees(2)	3,995	9,800
All Other Fees	500	3,500

Total Fees	$62,495	$93,300

(1)

Includes fees for professional services rendered for audits of the Company’s consolidated financial statements and internal control over financial reporting, reviews of condensed consolidated financial statements included in the Company’s Forms 10-Q, and assistance with regulatory filings. All of the fees were pre-approved by the Audit Committee in accordance with the Committee’s pre-approval policy.

(2)	Includes fees primarily related to tax return preparation and review and tax planning and advice.

In approving fees, other than Audit Fees, the Audit Committee considers whether the provision of services described above under “All Other Fees” is compatible with maintaining the auditor’s independence.

VOTING SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 6, 2011, the Company had 1,245,267 shares of common stock issued and outstanding and held by approximately 520 holders of record. Each stockholder of record is entitled to one vote per share of common stock on each matter submitted to a vote of stockholders, so long as those votes are represented at the annual meeting, either in person or by Proxy.

Security Ownership Of Certain Beneficial Owners

The Company knows of no persons or groups which are beneficial owners of more than five percent of the Company’s outstanding common stock.

Security Ownership Of Management

The following table indicates, as of April 6, 2011, the number of shares of common stock beneficially owned by each director of the Company, the named executive officers of the Company, included in the Summary Compensation Table and all directors and executive officers of the Company as a group.

SECURITY OWNERSHIP OF MANAGEMENT

	Common Stock Beneficially Owned on April 6, 2011
Name of Beneficial Owner	Number of Shares	Percent of Common Stock Outstanding
William F. Behrmann	7,248	0.58%
Penny A. Belke, DDS	3,790	0.30%
H. David Clayton, DVM(2)	24,934	2.00%
Raymond A. Dieter, Jr., MD(3)	42,312	3.39%
Donald H. Fischer	52,971	4.25%
Robert F. Haeger	3,500	0.28%
Scott W. Hamer(1)	4,550	0.36%
Mary Beth Moran	1,202	0.09%
Joseph S. Morrissey, DDS(4)	46,081	3.86%
John M. Mulherin(5)	8,396	0.67%
Christopher P. Barton	19,242	1.54%
Jeffrey A. Vock(1)	400	0.03%
All Directors and Executive Officers as a Group (12 Persons)	214,626	17.23%

(1)	Includes shares issuable pursuant to stock options currently exercisable within 60 days of April 6, 2011, as follows: Mr. Hamer, 2,750 shares; and Mr. Vock, 400 shares.
(2)	Includes 12,440 shares held in a trust of which Dr. Clayton is trustee.
(3)	Includes 2,776 shares held in a trust of which Dr. Dieter is trustee.
(4)	Includes 14,678 shares held in joint tenancy of which Dr. Morrissey has shared investment and voting power.
(5)	Includes 4,112 shares held in joint tenancy of which Mr. Mulherin has shared investment and voting power and 1,208 shares held by Mr. Mulherin’s spouse in an IRA.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires executive officers and directors, and persons who beneficially own more than 10% of any class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than 10% of any class of our equity securities are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3, 4 and 5 (and amendments thereto) furnished to us during our most recent fiscal year, all transactions were reported on a timely basis and the Company does not know of any failure to file a Section 16(a) form as required.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Proposals will be considered timely and may be eligible for inclusion in the Company’s 2012 Proxy Statement if they are received by the Company at 357 Roosevelt Road, Glen Ellyn, Illinois 60137 in the form of a written notice no later than December 17, 2011. Otherwise, such a proposal will be considered untimely. Any stockholder proposal will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

OTHER BUSINESS

The Board of Directors does not know of any business to be brought before the annual meeting other than the matters described in the notice of annual meeting. However, if a stockholder properly brings any other matters for action, each person named in the accompanying Proxy Card intends to vote the Proxy in accordance with his judgment on such matters.

FINANCIAL AND OTHER INFORMATION

Upon request, the Company will provide, without charge to any stockholder entitled to vote at the annual meeting, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 as filed with the SEC. Such request should be made to the Corporate Secretary of the Company at 357 Roosevelt Road, Glen Ellyn, Illinois 60137.

By Order of the Board of Directors,

/s/ Christopher P. Barton

Christopher P. Barton
Secretary

April 15, 2011

A copy of the Company’s 2010 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, has been furnished with this Proxy Statement. Copies of the exhibits to the 2010 Form 10-K will be furnished to requesting stockholders upon payment of the Company’s expenses in furnishing such exhibits.

COMMUNITY

FINANCIAL SHARES, INC.

THIS PROXY IS SOLICITED BY THE

BOARD OF DIRECTORS

FOR THE ANNUAL MEETING

OF STOCKHOLDERS

TO BE HELD MAY 25, 2011

Please complete, date, sign and mail the

detached Proxy Card in the enclosed

postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDERS MEETING TO BE

HELD ON MAY 25, 2011

The Proxy Statement and Annual Report to

Stockholders are available at

cfs.ilstk.com.

On this website, the Company also posts the Company’s

2010 Annual Report on Form 10-K, as filed with the

U.S. Securities and Exchange Commission, including the

Company’s 2010 audited consolidated financial statements.

If you plan to personally attend the Annual Meeting of Stockholders, please check the box below and list the names of any attendees on the reverse side.

I/we do plan to attend the 2011 meeting. ☐

DETACH PROXY CARD HERE	(continued on reverse side)

IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

COMMUNITY FINANCIAL SHARES, INC.

Community Financial Shares, Inc.

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders to be held

May 25, 2011

The undersigned hereby appoints H. David Clayton, Raymond A. Dieter and Donald H. Fischer, and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting of Stockholders of COMMUNITY FINANCIAL SHARES, INC. (the “Company”) to be held May 25, 2011, and at any adjournments thereof, on the following proposals:

	1.	Election of Directors.			FOR	WITHHOLD			FOR	WITHHOLD
		Nominees:	01	William F. Behrmann	☐	☐	06	Robert F. Haeger	☐	☐
			02	Penny A. Belke	☐	☐	07	Scott W. Hamer	☐	☐
			03	H. David Clayton	☐	☐	08	Mary Beth Moran	☐	☐
			04	Raymond A. Dieter, Jr.	☐	☐	09	Joseph S. Morrissey	☐	☐
			05	Donald H. Fischer	☐	☐	10	John M. Mulherin	☐	☐

PLEASE LIST NAMES OF PERSONS ATTENDING
	2.	Endorsement of a non-binding resolution to approve the compensation of the Company’s named executive officers.	☐ FOR	☐ AGAINST	☐ ABSTAIN

	3.	Ratification of the appointment of BKD LLP as independent registered public accounting firm for the year ending December 31, 2011.	☐ FOR	☐ AGAINST	☐ ABSTAIN

	4.	Any adjournment or postponement of The Annual Meeting.	☐ FOR	☐ AGAINST	☐ ABSTAIN

The proxies named above are authorized to vote in their discretion with respect to other matters that properly come before the Annual Meeting or any adjournment of the Annual Meeting. As of April 6, 2011, Community Financial Shares, Inc. does not know of any such other matters to be presented at the Annual Meeting.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. Your shares cannot be voted by the proxies unless you sign, date and return this card.

When this Proxy is properly executed, the shares to which it relates will be voted in the manner directed herein. If no direction is made, the shares will be voted FOR the election of all nominees for director listed on the reverse side of this card; FOR endorsement of the non-binding proposal on executive compensation; and FOR the ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

By signing this Proxy Card you acknowledge receipt of the Notice of Annual Meeting of Stockholders to be held May 25, 2011 and the related Proxy Statement dated April 15, 2011.

SIGNATURE	DATE	SIGNATURE	DATE

Please sign exactly as your name (or names) appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized partner. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. As described more fully in the accompanying Proxy Statement, you may revoke this Proxy by submitting a later dated Proxy or written notice of revocation or by attending the Annual Meeting and voting your shares in person. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.

DETACH PROXY CARD HERE